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                                                                 EXHIBIT 10.3(a)

RFS HOTEL INVESTORS, INC
SCHEDULE OF TERMS OF SALE AND
   PURCHASE AGREEMENTS
FOR AGREEMENTS IN 1997

                                                 PURCHASE           SALE
                                                   PRICE            PRICE
                                                 --------           -----
SHERATON AND SHERATON FOUR POINTS HOTELS -
Milpitas, CA                                   $31,554,000
Sunnyvale, CA                                   25,800,000
Bakersfield, CA                                  9,914,000
Pleasanton, CA                                  23,509,000
Birmingham, AL                                  18,316,000
BEVERLY HERITAGE HOTEL
Milpitas, CA                                    33,763,000
HOLIDAY INN EXPRESS -
Tupelo, MS                                                       $2,658,000
HOMEWOOD SUITES -
Plano, TX                                                         7,989,000
Salt Lake City, UT                                                7,754,000